UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22856

Goldman Sachs MLP Income Opportunities Fund

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman, Sachs & Co.	Allison M. Fumai, Esq.
200 West Street	Dechert LLP
New York, New York 10282	1095 Avenue of the Americas
New York, NY 10036-6797

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: November 30

Date of reporting period: May 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Closed-End Funds

Semi-Annual Report	May 31, 2014

MLP Income Opportunities Fund

Goldman Sachs MLP Income Opportunities Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Portfolio Management Discussion and Performance Summaries	3

Schedule of Investments	9

Financial Statements	10

Financial Highlights	14

Notes to Financial Statements	16

Other Information	27

Privacy Notice	28

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

The Goldman Sachs MLP Income Opportunities Fund invests primarily in master limited Partnership (“MLP”) investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to numerous factors, including the prospects of individual companies, particular sectors and/or general economic conditions. Investments in MLPs are subject to certain additional risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity, risks related to the general partner’s right to force sales at undesirable times or prices, interest rate sensitivity and for MLPs with smaller capitalizations, lower trading volume and abrupt or erratic price movements. MLPs are also subject to risks relating to their complex tax structure, including the risk that an MLP could lose its tax status as a partnership, resulting in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. MLPs are also subject to the risk that to the extent that a distribution received from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the MLP interests may be reduced, which may increase the Fund’s tax liability upon the sale of the MLP interests or upon subsequent distributions in respect of such interests. The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a regular corporation, or “C” corporation, involves complicated accounting, tax and valuation issues. Many MLPs in which the Fund invests operate facilities within the energy sector and are also subject to risks affecting that sector. Because the Fund concentrates its investments in the energy sector, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting industries within that sector than if its investments were more diversified across different industries. The Fund may invest in private investment in public equities (“PIPEs”) which may be deemed illiquid. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund is non-diversified and may invest a larger percentage of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”) and the Fund cannot predict whether its shares will trade at, below or above NAV or the initial public offering price. The Fund is subject to leverage risk, which involves risks and special considerations including the likelihood of greater volatility of NAV, market price and dividend rate of the shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce returns; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares. The Fund’s investments in derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

What Differentiates Goldman Sachs’ MLP

Income Opportunities Fund Investment Process?

The MLP Income Opportunities Fund (“the Fund”) seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in Master Limited Partnerships (“MLPs”). We seek to invest in quality companies with well located assets (exposed to what we believe are favorable commodities and geographies), strong balance sheets, and experienced management teams. We view an MLP as a company, not just a collection of assets, as we emphasize cash flow based valuation metrics and focus on balance sheet liabilities. We seek to avoid being overly myopic by assessing the entire energy value chain (from producers to users) to estimate the impact on midstream assets.

■	To capture the full energy chain, we analyze energy production and user trends that ultimately impact income opportunities.

■	We rigorously assess companies on both the asset and equity level.

■	Macro Trend Analysis

First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

■	Top-Down Sector Selection

Second, we establish the impact of macro and regional trends on energy infrastructure.

■	Bottom-Up Security Selection

Finally, we select names by evaluating a company’s management, assets, expected returns and technicals.

■	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging 10 years of investment experience.
■	Ability to leverage energy related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.
■	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

PORTFOLIO RESULTS

Goldman Sachs MLP Income Opportunities Fund

Investment Objective And Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnerships (“MLPs”). Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined herein) in MLP investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units (“I-Units”) and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities (“PIPEs”) issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes (“ETNs”). The Fund currently expects to concentrate its investments in the energy sector, with an emphasis on midstream MLP investments, including companies that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Income Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended May 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s cumulative total return based on its net asset value (“NAV”) was 16.76%. The Fund’s cumulative total return based on market price was 2.80% for the same period. As of May 31, 2014, the Fund’s NAV was $21.53 and its market price was $19.91.

Q	How did energy master limited partnerships (“MLPs”) overall perform during the Reporting Period?

A	During the Reporting Period, the Alerian MLP Total Return Index (the “Alerian Index”), generated a positive return of 11.62%, supported by solid fundamentals, strong investment flows and a decline in interest rates.

From a fundamentals perspective, domestic hydrocarbon production increased on a year-over-year basis (“y-o-y”) during the Reporting Period.[1] Domestic crude oil production increased 13.6% on a y-o-y basis. This production increase was largely driven by acceleration in fast growing plays such as the Bakken, Eagle Ford, and Permian Basins from which the Energy Information Administration (“EIA”) expects the majority of domestic production growth to be driven over the next several years. U.S. natural gas production increased 3.9% y-o-y, as below-average temperatures throughout the U.S. during the winter months improved natural gas demand and pushed natural gas prices up to an average of $5.06/MMbtu (one million British thermal unit, “MMbtu”) in the first quarter of 2014. Natural gas liquid (“NGL”) production also increased y-o-y and was up 0.5%. A driver for increased NGL production was strong domestic demand for propane during the first calendar quarter due to colder than average winter weather as propane, like natural gas, is widely used for home heating in the U.S. Additionally, the increased demand for propane during the winter months followed increased demand for its use for crop drying in the Midwest resulting from wetter than normal weather, which, in turn, contributed to the propane price spike in January 2014. The increase in domestic production and the requisite energy infrastructure investment necessary to support these production levels continued to be supportive of energy MLPs.

The sector saw strong flows into the asset class as evidenced by $9.4 billion of inflows into the sector from exchange

[1]	Based upon the most recent available data from the U.S. Energy Information Administration (April 2014); Y-o-Y EIA figures reflect November 2013-April 2014 versus November 2012-April 2013

PORTFOLIO RESULTS

traded funds (“ETFs”), exchange traded notes (“ETNs”) and mutual funds during the Reporting Period. This compares with $8.2 billion of inflows for the same period one year prior. The growing inflows into the sector continued to be supportive of MLPs during the Reporting Period.[2]

Declining interest rates during the Reporting Period served as a tailwind for MLPs as well. During the Reporting Period, the yield on the 10-year U.S. Treasury note declined 59 basis points from 2.75% to 2.16%. (A basis point is 1/100th of a percentage point.) This move in the 10-year U.S. Treasury note yield was somewhat counterintuitive, since the Federal Reserve (the “Fed”) announced on December 18, 2013 it would begin tapering its asset purchase program in January 2014. The Fed gradually reduced its purchases of mortgage-backed securities and U.S. Treasury securities during the Reporting Period.

During the Reporting Period, the 11.62% return of the Alerian Index outperformed the S&P 500® Index (+7.6%) and the AMEX Energy Select (+11.4%). The Alerian Index underperformed the utilities (+13.1%) and real estate investment trust (“REIT”) (+15.7%) sectors, as represented by the Philadelphia Stock Exchange (PHLX) Utility Sector Index and the FTSE NAREIT (National Association of Real Estate Investment Trusts) U.S. Real Estate Index, respectively. The Alerian Index had outperformed these sectors by 21.1% and 24.8%, respectively, in 2013.[3]

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	As of May 31, 2014, the Fund’s current annualized distribution rate based on its NAV was 5.95%. The Fund’s current annualized distribution rate based on its market price was 6.43% on May 31, 2014.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection drove the Fund’s relative performance during the Reporting Period. The Fund benefited from its ownership of what we considered to be quality companies with strong management teams, healthy balance sheets and favorable commodity and geographical exposures.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from its investments in NGL Energy Partners LP and Emerge Energy Services LP.

NGL Energy Partners LP (NGL) is a diversified midstream MLP whose business segments include crude oil logistics, water treatment services, NGL logistics, and retail propane. The midstream component of the energy industry has historically been defined as those companies providing products or services that help link the supply side (i.e. energy producers) and the demand side (i.e. energy end-users) for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities. NGL provided guidance of 15% distribution growth in calendar year 2014, and during the first and second quarters of 2014, NGL saw distribution growth of 14.9% and 15.4% on a y-o-y basis, respectively. From the date of its initial purchase by the Fund on December 6, 2013 to the end of the Reporting Period, NGL had a total return of 31.4%. As of May 31, 2014, NGL had a yield of 5.5%.

Emerge Energy Services LP (EMES) is engaged in two business segments. The first is the mining, processing, and distributing of silica sand, used for the hydraulic fracturing of oil and gas wells. The second is the processing of transmix and the distribution of refined products. On a total return basis, EMES was up 159.9% from December 9, 2013, the Fund’s initial purchase date of EMES, to May 31, 2014. EMES reported strong earnings for the fourth quarter of 2013 and the first quarter of 2014, driven by record production levels hit in both quarters due to strong demand for Northern White silica sand. Additionally, EMES announced two new major dry plant facilities during the Reporting Period, both of which it believes should be operational later this year. As of May 31, 2014, EMES had a yield of 4.8%.

[2]	Source: U.S. Capital Advisors as of May 31, 2014.

[3]	The Alerian Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs). The Energy Select Sector Index is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500 and are involved in the development or production of energy products. The PHLX Utility Sector Index is a market capitalization-weighted index composed of geographically diverse public U.S. utility stocks. The FTSE NAREIT U.S. Real Estate Index series is a family of REIT performance indexes that span the commercial real estate space across the US economy, offering exposure to all investment and property sectors. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

All returns, unless otherwise noted, are provided on the basis of total return.

PORTFOLIO RESULTS

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the largest detractors from the Fund’s results were Markwest Energy Partners LP and OCI Partners LP.

Markwest Energy Partners LP (MWE) is engaged in the gathering, processing and transportation of natural gas; the gathering, transportation, fractionation, storage and marketing of NGLs; and the gathering and transportation of crude oil. A primary driver for MWE’s poor performance during the Reporting Period was its guidance during its fourth quarter 2013 earnings announcement on February 26, 2014 of muted distribution growth for the next few quarters due to higher than anticipated 2015 capital expenditure estimates (and its resulting equity needs). Additionally, MWE announced a tight coverage ratio of 0.94x for the fourth quarter of 2013 due to operational issues on some assets despite overall volume growth. While we believe distribution growth may be muted for the next few quarters, we continue to believe MWE may offer attractive distribution growth in the longer term due to its attractive exposure to the high growth Marcellus and Utica shale areas. MWE had a total return of -6.3% from the December 2, 2013 initial purchase date by the Fund to the end of the Reporting Period. As of May 31, MWE had a yield of 5.6%.

OCI Partners LP (OCIP) owns and operates methanol and ammonia production facilities. A driver of OCIP’s weak performance during the Reporting Period was its guidance during its fourth quarter 2013 earnings announcement on March 19, 2014, that the completion of its “debottlenecking” expansion plan, which was anticipated to increase methanol annual production capacity by approximately 25% and annual ammonia production capacity by approximately 15% per year, had been delayed from the third quarter of 2014 to the fourth quarter of 2014. Debottlenecking is an increase in the production capacity of existing facilities through the modification of existing equipment. OCIP had a total return of -16.0% from the December 2, 2013 initial purchase date by the Fund to the end of the Reporting Period. As of May 31, 2014, OCIP had a yield of 8.3%.

Q	Were there any notable purchases or sales during the Reporting Period?

A	Given the Fund’s launch on November 26, 2013, the Reporting Period was inclusive of the Fund’s “ramp up” phase, during which it introduced significant investments and during which there were no notable sales. The largest, most notable purchases included the previously discussed, top contributor NGL Energy Partners LP (NGL) as well as Teekay Offshore Partners LP (TOO).

As for NGL, the Fund participated during the Reporting Period in an NGL PIPE, or private investment in public equity, transaction through which it purchased both common and subordinated units at a discount to market price. As of May 31, 2014, NGL had an indicated yield of 5.5%.

TOO owns shuttle tankers, floating production platforms and floating crude storage vessels that service the offshore drilling industry both in the U.S. and internationally. On December 19, 2013, the Fund sourced liquidity through participation in a TOO PIPE transaction through which it purchased 1.75 million common units at a discount to market price. As of May 31, 2014, TOO had an indicated yield of 6.0%.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund used a credit facility in an effort to potentially enhance the Fund’s total return. As of May 31, 2014, the credit facility represented 20.2% of the Fund’s managed assets.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	After 11.6% appreciation in the MLP sector during the Reporting Period, as measured by the Alerian Index, we acknowledge that the returns through the remainder of the year could be limited to distributions with little to no price appreciation. That said, the MLP sector continues to benefit from strong fundamentals and supportive fund flows, in our view. Additionally, we continue to believe there could be potential distribution growth for 2014 that may be approximately in line with 2013 levels, with visibility for similar rates of growth for the foreseeable future. However, we note that the Fed’s ongoing tapering of its asset purchase program may push interest rates higher, which we believe could act as a headwind for the sector.

From a thematic standpoint, we seek to own energy infrastructure MLPs that we consider to be quality companies with strong management teams, healthy balance sheets, adequate distribution coverage and favorable commodity and geographical exposures.

FUND BASICS

Goldman Sachs MLP Income Opportunities Fund

as of May 31, 2014

FUND SNAPSHOT

As of May 31, 2014
Market Price[1]	$19.91
Net Asset Value (NAV)[1]	$21.53
Premium (Discount) to NAV[2]	(7.52)%
Leverage[3]	20.2%
Distribution Rate – Market Price[4]	6.43%
Distribution Rate – NAV[4]	5.95%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current Net Asset Value (NAV). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the fund’s portfolio, less any liabilities, by the number of fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the net asset value of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets (as defined in the Fund’s Prospectus).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially, and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the MLP.

PERFORMANCE REVIEW
December 1, 2013– May 31, 2014	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]
Common Share	16.76%	2.80%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns Based on NAV and Market Price does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

FUND BASICS

TOP TEN HOLDINGS AS OF 5/31/14[6]
Holding	% of Net Assets	Line of Business
NGL Energy Partners, LP7	8.4%	Diversified Midstream
Teekay Offshore Partners, LP	6.9	Marine Transportation and Services
Seadrill Partners, LLC	5.2	Offshore Oilfield Services
Targa Resources Partners, LP	5.1	Diversified Midstream
Williams Partners, LP	4.7	Diversified Midstream
DCP Midstream Partners, LP	4.5	Natural Gas and NGL Infrastructure
Buckeye Partners, LP	4.5	Liquids, Pipelines & Terminalling
Emerge Energy Services, LP	4.3	Other
Energy Transfer Partners, LP	3.8	Diversified Midstream
Crestwood Midstream Partners, LP	3.8	Natural Gas and NGL Infrastructure

[6]The	top 10 holdings may not be representative of the Fund’s future investments.

[7]Includes	position of Subordinated Units and Common Units.

FUND BASICS

FUND SECTOR ALLOCATIONS[8]
As of May 31, 2014

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Schedule of Investments

May 31, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 131.5%
Coal – 1.3%
131,920	Alliance Resource Partners LP	$11,998,124

Diversified Midstream – 22.7%
1,000,000	CorEnergy Infrastructure Trust, Inc.	7,190,000
635,000	Energy Transfer Partners LP	35,763,200
496,426	NGL Energy Partners LP (Common Units)	19,857,040
1,544,100	NGL Energy Partners LP (Subordinated Units)	60,327,987
706,400	Targa Resources Partners LP	48,006,944
841,000	Williams Partners LP	44,665,510

		215,810,681

Exploration and Production – 4.1%
1,000,000	Memorial Production Partners LP	22,370,000
729,750	New Source Energy Partners LP(a)	16,747,763

		39,117,763

General Partner – 9.3%
380,135	Alliance Holdings GP LP	24,442,680
350,000	Crestwood Equity Partners LP	4,917,500
32,575	ONEOK, Inc.	2,100,762
233,200	Targa Resources Corp.	26,808,672
644,600	The Williams Cos., Inc.	30,270,416

		88,540,030

Liquids, Pipelines & Terminalling – 25.4%
540,000	Buckeye Partners LP	42,368,400
1,052,174	Lehigh Gas Partners LP(a)	28,408,698
233,600	Magellan Midstream Partners LP	19,127,168
412,614	NuStar Energy LP	23,939,864
484,249	Plains All American Pipeline LP	27,345,541
798,920	Sprague Resources LP(a)	19,757,292
79,124	Sunoco Logistics Partners LP	7,279,408
484,000	Tesoro Logistics LP	33,734,800
81,078	TransMontaigne Partners LP	4,023,901
802,000	Valero Energy Partners LP	35,632,860

		241,617,932

Marine Transportation and Services – 13.9%
1,156,000	Capital Product Partners LP	12,392,320
297,000	Dynagas LNG Partners LP	7,136,910
285,000	GasLog Partners LP*	7,558,200
583,100	Golar LNG Partners LP	19,213,145
62,283	KNOT Offshore Partners LP	1,709,046
1,000,500	Navios Maritime Partners LP	18,459,225
1,841,500	Teekay Offshore Partners LP	65,686,305

		132,155,151

Natural Gas and NGL Infrastructure – 31.9%
326,472	Access Midstream Partners LP	20,564,471
1,022,001	American Midstream Partners LP(a)	30,220,570
963,361	Atlas Pipeline Partners LP	31,405,569
1,637,800	Crestwood Midstream Partners LP	35,704,040
790,000	DCP Midstream Partners LP	42,430,900
196,617	MarkWest Energy Partners LP	12,180,423
583,002	ONEOK Partners LP	32,123,410

Common Stocks – (continued)
Natural Gas and NGL Infrastructure – (continued)
1,109,861	Regency Energy Partners LP	$30,854,136
649,590	Summit Midstream Partners LP	29,238,046
824,600	USA Compression Partners LP	20,615,000
243,969	Western Gas Partners LP	17,563,328

		302,899,893

Offshore Oilfield Services – 7.6%
2,217,300	North Atlantic Drilling Ltd.	23,259,477
1,500,000	Seadrill Partners LLC	49,260,000

		72,519,477

Other – 12.4%
1,020,250	CVR Refining LP	27,312,092
427,100	Emerge Energy Services LP	40,608,668
1,273,200	Northern Tier Energy LP	35,509,548
705,704	OCI Partners LP	13,888,255

		117,318,563

Retail Propane – 2.9%
348,477	AmeriGas Partners LP	16,510,840
240,000	Suburban Propane Partners LP	11,140,800

		27,651,640

TOTAL COMMON STOCKS – 131.5%
(Cost $1,056,280,128)		$1,249,629,254

LIABILITIES IN EXCESS OF OTHER ASSETS – (31.5)%		(299,324,418)

NET ASSETS – 100.0%		$950,304,836

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.

Investment Abbreviations:
GP	—General Partnership
LP	—Limited Partnership

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement of Assets and Liabilities

May 31, 2014 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $973,535,720)	$1,154,494,931
Investments of affiliated issuers, at value (cost $82,744,408)	95,134,323
Cash	18,979,909
Receivable for investments sold	8,265,378
Deferred financing costs	572,494
Other assets	71,244
Total assets	1,277,518,279

Liabilities:
Payables:
Borrowings on credit facility	240,000,000
Federal income tax	6,691,119
State and Local income tax	319,130
Investments purchased	5,294,222
Management fees	1,918,028
Interest on borrowing	568,293
Deferred tax, net	72,118,607
Accrued expenses	304,044
Total liabilities	327,213,443

Net Assets:
Paid-in capital	841,121,051
Distributions in excess of net investment loss, net of taxes	(28,619,175)
Accumulated net realized gain, net of taxes	16,572,441
Net unrealized gain, net of taxes	121,230,519
NET ASSETS	$950,304,836
Common Shares Outstanding $0.001 par value (unlimited shares authorized):	44,130,160
Net asset value	$21.53

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement of Operations

For the Six Months Ended May 31, 2014 (Unaudited)

Investment income:
Dividends — unaffiliated issuers	$33,477,984
Dividends — affiliated issuers	2,692,568
Less: Return of Capital on Dividends	(29,815,876)
Interest	776
Total investment income	6,355,452

Expenses:
Management fees	5,336,587
Interest on borrowings	1,336,344
Professional fees	352,867
Trustee fees	76,056
Custody, accounting and administrative services	52,655
Amortization of deferred financing costs	47,507
Printing and mailing costs	46,081
Transfer Agent fees	11,769
Other	85,537
Total operating expenses, before taxes	7,345,403
NET INVESTMENT LOSS, BEFORE TAXES	(989,951)
Current tax benefit	596,635
NET INVESTMENT LOSS, NET OF TAXES	(393,316)

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers	26,431,325
Current tax expense	(9,858,884)
Net change in unrealized gain on:
Investments — unaffiliated issuers	180,957,556
Investments — affiliated issuers	12,389,915
Deferred tax expense	(72,118,607)
Net realized and unrealized gain, net of taxes	137,801,305
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$137,407,989

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2014 (Unaudited)	For the Period Ended November 30, 2013(a)
From operations:
Net investment loss, net of taxes	$(393,316)	$(203,208)
Net realized gain, net of taxes	16,572,441	—
Net change in unrealized gain, net of taxes	121,228,864	1,655
Net increase (decrease) in net assets resulting from operations	137,407,989	(201,553)

Distributions to shareholders:
From net investment income	(16,051,374)	—
Return of Capital	(11,971,277)	—
Total distributions to shareholders	(28,022,651)	—

From share transactions:
Proceeds from sales of common shares	53,669,548	789,116,500
Offering costs charged to paid-in capital	(112,397)	(1,652,600)
Net increase in net assets resulting from share transactions	53,557,151	787,463,900
TOTAL INCREASE	162,942,489	787,262,347

Net assets:
Beginning of period	787,362,347	100,000
End of period	$950,304,836	$787,362,347
Distributions in excess of net investment loss, net of taxes	$(28,619,175)	$(203,208)

(a)	Commenced operations on November 26, 2013.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement of Cash Flows

For the Six Months Ended May 31, 2014 (Unaudited)

Increase/(Decrease) in cash — Cash flows from operating activities:
Net increase in net assets from operations	$137,407,989
Adjustments to reconcile net increase in net assets from operations to net cash received from/(used in) operating activities:
Purchase of investment securities	(1,436,964,513)
Proceeds from disposition of investment securities	386,091,304
Sale of short term investment securities, net	789,216,500
Net realized gain from investment securities	(26,431,325)
Net change in unrealized gain on investment securities	(193,347,471)
Increase in receivables for investments sold	(8,265,378)
Increase in other assets	(71,244)
Increase in deferred financing costs	(572,494)
Increase in payable for investments purchased	5,117,752
Decrease in amounts owed to affiliates	(6,804,894)
Increase in interest on borrowings payable	568,293
Decrease in accrued expenses and other liabilities	(1,443,842)
Increase in Federal income tax payable	6,691,119
Increase in State and Local income tax payable	319,130
Increase in deferred tax, net	72,118,607
Increase in return of capital on dividends	29,815,876
Net cash used in operating activities	(246,554,591)

Cash flows from financing activities:
Increase in borrowings on credit facility payable	240,000,000
Proceed from sales of common shares	53,669,548
Cash distributions paid	(28,022,651)
Offering costs charged to paid-in capital	(112,397)
Net cash received from financing activities	265,534,500
Net increase in cash	$18,979,909

Cash:
Beginning of period	$—
End of period	$18,979,909
Supplemental disclosure
Cash paid for interest and related fees	$607,732

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)		Net realized and unrealized gains		Total from investment operations	From net investment income	From capital	Total distributions	Offering costs		Net asset value, end of period
FOR THE SIX MONTHS ENDED MAY 31, (UNAUDITED)
2014 - Common Shares	$19.06	$(0.01)		$3.12		$3.11	$(0.37)	$(0.27)	$(0.64)	$—	(h)	$21.53

FOR THE PERIOD ENDED NOVEMBER 30,
2013 - Common Shares(i)	19.10	—	(h)	—	(h)	—	—	—	—	(0.04)		19.06

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax expense/benefit for the ratio calculation is derived from net investment income (loss) only.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(g)	Calculated by dividing the Fund’s Managed Assets by the amount of borrowings outstanding under the credit facility at period end.
(h)	Amount is less than $0.005 per share.
(i)	Commenced operations on November 26, 2013.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

	Total returns(b)			Ratio of expenses to average net assets(c)
Market price, end of period	Based on market price	Based on net asset value	Net assets, end of period (in 000s)	Operating expenses before interest expense and tax benefit/ (expense)	Operating expenses after interest expense and before tax benefit/ (expense)	After interest expense and tax benefit/ (expense)(d)	Ratio of net investment loss to average net assets(c)(e)	Portfolio turnover rate(f)	Asset coverage, end of period per $1,000(g)

$19.91	2.80%	16.76%	$950,305	1.37%	1.68%	10.94%	(0.09)%	40%	$4,960

20.00	4.71	(0.21)	787,362	1.11	1.11	1.11	(1.11)	—	—

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Notes to Financial Statements

May 31, 2014 (Unaudited)

1. ORGANIZATION

The Goldman Sachs MLP Income Opportunities Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “40 Act”) and the Securities Act of 1933, as amended (the “33 Act”). The Fund is organized as a Delaware statutory trust and the Fund commenced operations on November 26, 2013. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbol “GMZ.”

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co., serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using the average cost method for partnership investments and the First In First Out method for all other investments. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from Master Limited Partnerships (“MLPs”) are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the MLPs. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Offering and Organization Costs — Offering costs of $0.04 per share were offset against paid-in-capital in excess of par on the date of commencement of operations as well as the date the underwriters exercised an option to purchase additional Common Shares (“shares”). Organization costs paid in connection with the organization of the Fund and offering expenses (other than sales load) that exceed $0.04 per share were borne by GSAM.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Distributions to Shareholders — The Fund makes distributions to its shareholders each fiscal quarter at a rate that is approximately equal to the distributions the Fund receives from the MLPs and other securities in which it invests, less any operating expenses incurred by the Fund. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their final federal income tax characterization may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

F.  Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a result, the Fund is obligated to pay federal, state and local income tax on its taxable income.

The Fund invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Notes to Financial Statements (continued)

May 31, 2014 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations in the period it is recorded. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of net asset values and financial statement reporting.

It is the Fund’s policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on its net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Subordinated Units and Private Investments — Subordinated units and private investments in public equities (“PIPEs”) are valued the same as other equity securities as noted above. A Liquidity Value Adjustment (LVA) may be applied to securities which are subject to transfer restrictions or which convert into publically traded securities in the future when certain conditions are met. To the extent these investments are actively traded and there is no Liquidity Value Adjustment, they are classified as Level 1 of the fair value hierarchy, otherwise they are classified as Level 2.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Notes to Financial Statements (continued)

May 31, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of May 31, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks
MLP’s	$1,050,411,940	$60,327,987	$—
Corporations	138,889,327	—	—
Total	$1,189,301,267	$60,327,987	$—

For further information regarding security characteristics, see the Schedule of Investments.

4. TAXATION

Currently, the highest marginal federal income tax rate for a corporation is 35%. The Fund may also be subject to a 20% alternative minimum tax to the extent that its alternative minimum tax exceeds its regular federal income tax. State taxes are estimated at a blended rate of 2.30%, net of federal tax benefit. During the six months ended May 31, 2014, the Fund re-evaluated its blended state income tax rate, increasing the rate from 2.18% to 2.30% due to anticipated state apportionment of income and gains.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

4. TAXATION (continued)

The Fund’s income tax provision consists of deferred tax expense/(benefit) for Federal and State taxes of $67,671,615 and $4,446,992, respectively.

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Application of statutory income tax rate	$76,531,417
State income taxes, net of federal benefit	5,018,122
Effect of permanent differences	(168,683)
Net income tax expense/(benefit)	$81,380,856

As of May 31, 2014, the Fund had no deferred tax assets. Deferred tax liabilities consisted of net unrealized gains on investment securities (tax basis) of $72,118,607.

As of May 31, 2014, GSAM determined that a valuation allowance to reduce any deferred tax assets was not required. For the six months ended May 31, 2014, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

As of May 31, 2014, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

Tax Cost	$1,056,280,128
Gross unrealized gain	201,203,033
Gross unrealized loss	(7,853,907)
Net unrealized gain	$193,349,126

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences related to the tax treatment of partnership investments. For the six months ended May 31, 2014, GSAM estimates that 100% of the MLP distributions received will be treated as a return of capital.

For the six months ended May 31, 2014, the Fund distributions paid are estimated to be comprised of 57.28% from taxable income and 42.72% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2015. The Fund’s initial tax year is November 26, 2013 to November 30, 2013. Its initial tax year, for which it has not yet filed any tax returns, is open for examination by U.S. and state tax authorities. Management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Notes to Financial Statements (continued)

May 31, 2014 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 1.00% of the Fund’s average daily managed assets for the six months ended May 31, 2014. Managed assets are defined as total assets of the Fund minus the sum of all accrued liabilities, other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage, if any.

B.  Other Transactions with Affiliates — For the six months ended May 31, 2014, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Fund.

An investment by the Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment in shares of issuers of which the Fund is an affiliate for the six months ended May 31, 2014:

Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period	Dividend Income
American Midstream Partners LP	—	1,022,001	—	1,022,001	$30,220,570	$915,000
Lehigh Gas Partners LP	—	1,052,174	—	1,052,174	28,408,698	1,072,803
New Source Energy Partners LP	—	729,750	—	729,750	16,747,763	153,555
Sprague Resources LP	500,000	298,920	—	798,920	19,757,292	551,210

C.  Financing Agreement — On December 19, 2013, the Fund entered into a committed revolving line of credit facility, (the “Credit Facility”) with a major U.S. financial institution that expires on December 19, 2018. The Credit Facility provides for borrowings in an aggregate amount up to $395,000,000. Borrowings under the Credit Facility bear interest subject to the Fund’s election of variable rates (i.e. LIBOR or Federal Funds Rate) plus market spreads. The Fund pays 0.30% per annum on outstanding borrowings in excess of $250,000,000. The Fund pays an unused commitment fee of 0.35% per annum. Interest is accrued daily and paid quarterly. Costs incurred in connection with obtaining the Credit Facility have been recorded as deferred financing costs on the Statement of Assets and Liabilities and are being amortized over the life of the Credit Facility. The average outstanding balance and weighted average annual interest rate for the period during which the Credit Facility was utilized during the period ended May 31, 2014 were $216,000,000 and 1.090%, respectively. As of May 31, 2014, there was $240,000,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 1.082%.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended May 31, 2014, were $1,436,964,513 and $386,091,304, respectively.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Leverage Risk — The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that the Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use financial leverage; and that leverage may increase operating costs, which may reduce total return.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — An investment in the Fund represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. The Fund utilizes leverage, which magnifies the market risk. Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Discount Risk — Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of the Fund’s initial offering. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of their shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s adjusted tax cost basis for the shares. Because the market price of the shares will be determined by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), (iii) supply of and demand for the shares, (iv) trading volume of the shares, (v) general market, interest rate and economic conditions and (vi) other factors that may be beyond the control of the Fund. The Fund cannot predict whether the shares will trade at, below or above NAV or at, below or above the initial public offering price.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Notes to Financial Statements (continued)

May 31, 2014 (Unaudited)

7. OTHER RISKS (continued)

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Private Investment Risk — The Fund may invest in PIPE securities. PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, PIPE securities may be deemed illiquid.

Portfolio Concentration Risk — The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Strategy Risk — The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.

Tax Risks — Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

7. OTHER RISKS (continued)

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating the Fund’s daily net asset value (“NAV”), the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV which could have an effect on the market price of the shares. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV to the extent it exceeds any valuation allowance. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Notes to Financial Statements (continued)

May 31, 2014 (Unaudited)

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUMMARY OF SHARE TRANSACTIONS

The Fund issued 41,315,000 common shares at the commencement of operations on November 26, 2013 resulting in net proceeds of $789,116,500.

The Fund issued 2,809,924 common shares during the six months ended May 31, 2014 resulting in net proceeds of $53,669,548.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Other than the item discussed below, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

On July 28, 2014, the Fund entered into an amendment to the Credit Facility that, among other things, added an additional lender to the facility; eliminated the obligation to pay 0.30% per annum on outstanding borrowings in excess of $250,000,000; and changed the term of the Credit Facility from five years to one year in exchange for reimbursement of $375,000 in deferred legal fees and expenses incurred by the Fund to establish the Credit Facility.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

ADDITIONAL INFORMATION (Unaudited)

A.  Dividend Reinvestment Plan — Under the Dividend Reinvestment Plan for the Fund, dividends and/or distributions to a holder of shares will automatically be reinvested in additional shares of the Fund. Each registered shareholder may elect to have dividends and distributions distributed in cash (i.e., “opt-out”) rather than participate in the Dividend Reinvestment Plan. For any registered shareholder that does not so elect (each, a “Participant” and collectively, “Participants”), dividends and/or distributions on such shareholder’s shares will be reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), as agent for shareholders in administering the Dividend Reinvestment Plan, in additional shares, as set forth below. Participation in the Dividend Reinvestment Plan is completely voluntary, and may be terminated or resumed at any time without penalty by Internet, telephone or notice if received and processed by the Plan Agent prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. The Plan Agent will open an account for each holder of shares under the Dividend Reinvestment Plan in the same name in which such holder of shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Dividend Reinvestment Plan will receive cash and Participants will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized shares from the Fund (“Newly Issued shares”) or (ii) by purchase of outstanding shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the net asset value (“NAV”) per share is equal to or less than the closing market price plus estimated per share fees (which include any applicable brokerage commissions the Plan Agent is required to pay) (such condition often referred to as a “premium”), the Plan Agent will invest the Dividend amount in Newly Issued shares on behalf of the Participants. The number of Newly Issued shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market price per share plus per share fees (such condition referred to as a “market discount”), the Plan Agent will invest the Dividend amount in shares acquired on behalf of the Participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent (or Plan Agent’s broker) will have until the last business day before the next date on which the shares trade on an “exdividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in shares acquired in Open-Market Purchases. Open-market purchases may be made on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is contemplated that the Fund will pay quarterly Dividends. If, before the Plan Agent has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the Dividend had been paid in Newly Issued shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Dividend Reinvestment Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

More information about the Fund’s dividend reinvestment plan can be found in the Fund’s prospectus.

B.  Fund Certification — The Fund is listed for trading on the NYSE. The Fund will file its annual chief executive officer certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s first annual shareholder meeting.

PRIVACY NOTICE

(Applicable only to individual, joint, and individual retirement account (IRA) investors)

The Goldman Sachs financial services companies endeavor to maintain the highest standards of confidentiality and to respect the privacy of our client relationships. In that regard, we are providing this Privacy Notice to our clients in accordance with Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations. This notice supplements any privacy policies or statements that we may provide in connection with specific products or services.

The Information We Collect About You.    The non-public personal information we collect about you (your “Information”) comes primarily from the account applications or other forms you submit to us. We may also collect Information about your transactions and experiences with us, our affiliates, or others relating to the products or services we provide. Also, depending on the products or services you require, we may obtain additional Information from consumer reporting agencies.

Our Disclosure Policies.    We do not disclose your Information to anyone, except as permitted by law. This may include sharing your Information with non-affiliated companies that perform support services for your account or process your transactions with us or our affiliates. It may also include sharing your Information with our affiliates to bring you the full range of services and products available from the Goldman Sachs family of financial services companies, including our U.S. and international brokerage, asset management, advisory, and trust services companies. Additionally, it may include disclosing your Information pursuant to your express consent, to fulfill your instructions, or to comply with applicable laws and regulations.

Our Information Security Policies.    We limit access to your Information to those of our employees and service providers who are involved in offering or administering the products or services that we offer. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to safeguard your Information.

If our relationship ends, we will continue to treat your Information as described in this Privacy Notice.

This notice is being provided on behalf of the following affiliates of The Goldman Sachs Group, Inc.:

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

GS Investment Strategies, LLC

Goldman Sachs Hedge Fund Strategies, LLC

The family of funds managed by the affiliates listed above.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $935.2 billion in assets under supervision as of March 31, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS CLOSED-END FUNDS

MLP Income Opportunities Fund

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. James A. McNamara Richard P. Strubel	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

Goldman Sachs Asset Management, L.P. Investment Adviser	Dechert LLP Legal Counsel

Computershare Trust Company, N.A and Computershare Inc. Transfer Agent, Registrar and Dividend Reinvestment Plan Agent	State Street Bank and Trust Company Custodian PricewaterhouseCoopers LLP Independent Registered Public Accounting Firm

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-855-807-2742; and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-855-807-2742.

Holdings and allocations shown are as of May 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This communication is not an offer to sell these securities and is not a solicitation to buy these securities in any jurisdiction where the offer or sale is not permitted.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

“Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian.

This report is transmitted to Fund shareholders only. It is not a prospectus. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. Investors should carefully review and consider the Fund’s investment objective, risks, charges and expenses before investing.

© 2014 Goldman Sachs. All rights reserved. 135102.MF.MED.TMPL/7/2014 MLPINCSAR14/17k

ITEM 2.	CODE OF ETHICS.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by or on behalf of the Registrant of shares or other units of any registered class of the Registrant’s equity securities.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs MLP Income Opportunities Fund

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	August 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	August 6, 2014

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	August 6, 2014